 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2018

(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 11th FLOOR, SALT LAKE CITY, UTAH	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-844-7637

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 1.01    Entry into a Material Definitive Agreement

On April 5, 2018, Zions Bancorporation, a Utah corporation (the “Company”), as part of its previously announced internal reorganization to streamline its corporate structure, entered into an Agreement and Plan of Merger (the “Plan of Merger”) with its wholly-owned bank subsidiary, ZB, N.A., a nationally chartered banking association (the “Bank”). Under the terms of the Plan of Merger, the Company will be merged with and into the Bank (the “Merger”) with the Bank continuing as the surviving entity (the “Surviving Entity”). Under the Plan of Merger, the Surviving Entity will bear the name Zions Bancorporation, N.A. and will continue to operate with its existing local brand names and management teams in markets throughout the western United States.

At the effective time of the Merger, the outstanding shares of the Bank’s common and preferred stock will be cancelled and cease to exist, and the outstanding shares of the Company’s common and preferred stock will automatically be converted into an equivalent number of shares of the Surviving Entity’s common and preferred stock. As a result, the shares of capital stock of the Surviving Entity will be owned directly by the Company’s shareholders in the same proportion as their ownership of the Company’s capital stock immediately prior to the Merger. Further, each warrant to purchase common stock of the Company will be converted automatically into a warrant to purchase common stock of the Surviving Entity. The Surviving Entity will assume the Company’s equity incentive plans, equity compensation plans, and other compensation plans.

Following the merger, it is expected that the Surviving Entity will be a publicly-traded company on the NASDAQ Global Select Market (“NASDAQ”) under the same ticker symbol currently used by the Company, “ZION.” The Surviving Entity’s common stock will be registered with the Surviving Entity’s primary banking regulator, the Office of the Comptroller of the Currency (“OCC”), under the Securities Exchange Act of 1934, as amended. Following the Merger, the Surviving Entity will file periodic and current reports and other required materials with the OCC.

The Surviving Entity will have the same board of directors following the Merger as the Company had immediately prior thereto, with the exception that Scott J. McLean, the President and Chief Operating Officer of the Company, who currently serves on the Bank’s board of directors, will also serve on the board of the Surviving Entity. Executive officers of the Company immediately prior to the Merger will hold substantially the same positions and titles with the Surviving Entity following the Merger.

It is intended that the Merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, with the result that shareholders of the Company will not recognize gain or loss as a result of the Merger.

The Plan of Merger has been approved by the boards of directors of each of the Company and the Bank. In connection with the Merger, the Company will hold a special meeting of its shareholders to consider and vote upon the Merger. The Merger is subject to various customary closing conditions.

The foregoing summary of the Merger and the terms and conditions of the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan of Merger, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 7.01    Regulation FD Disclosure

In connection with the Merger, the Company will make certain regulatory applications or other filings. First, the Company will file a merger application with the OCC and Federal Deposit Insurance Corporation for approval of the merger of the Company into the Bank. Second, the Company will file an appeal with the Financial Stability Oversight Council (“FSOC”) seeking a determination that the Surviving Entity will not be treated as a systemically important financial institution (“SIFI”) regulated by the Board of Governors of the Federal Reserve System and subject to prudential standards under Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). Although under Section 117 of the Dodd-Frank Act the successor organization to a bank holding company with assets of over $50 billion, like the Company, that ceases to exist as a bank holding company would otherwise continue to be treated as a SIFI subject to Section 165, Section 117(c) of the Dodd-Frank Act provides that a firm may appeal such treatment to the FSOC.

Forward Looking Information

This communication includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Statements in the communication and attached exhibits that are based on other than historical information or that express Zions Bancorporation’s expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect, among other things, our current expectations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, industry results or regulatory outcomes to differ materially from those expressed or implied by such forward-looking statements.

Without limiting the foregoing, the words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “would,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction described in this communication, actions to be taken by the Company and the Bank or receipt of regulatory approvals or determinations. Actual results and outcomes may differ materially from those presented, either expressed or implied, in the presentation. Important risk factors that may cause such material differences include, but are not limited to, uncertainties related to the ability to obtain shareholder and regulatory approvals or determinations, or the possibility that such approvals or determinations may be delayed; the imposition by regulators of conditions or requirements that are not favorable to Zions; the ability of Zions Bancorporation to achieve anticipated benefits from the consolidation and regulatory determinations; and legislative, regulatory and economic developments that may diminish or eliminate the anticipated benefits of the consolidation. These risks, as well as other factors, are discussed in Zions Bancorporation’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) and available at the SEC’s Internet site (http://www.sec.gov), and other risks associated with the proposed transaction will be more fully discussed in the proxy statement that will be filed with the Securities and Exchange Commission in connection with the proposed transaction.

Except as required by law, Zions Bancorporation specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Important Additional Information and Where to Find It
Zions Bancorporation will file a proxy statement and other relevant documents concerning the Merger with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Zions free of charge by contacting: Investor Relations, Zions Bancorporation, One South Main Street, 11th Floor, Salt Lake City, Utah 84133, (801) 844-7637.

Participants in Proxy Solicitation
Zions Bancorporation, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Zions’ shareholders in connection with the Merger. Information about the directors and executive officers of Zions and their ownership of Zions stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the proxy statement for Zions’ 2017 Annual Meeting of Shareholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement for the proposed transaction when it becomes available.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits
The following exhibit is filed as part of this current report on Form 8-K:

Exhibit 2.1 - Agreement and Plan of Merger, dated as of April 5, 2018, by and between Zions Bancorporation and ZB, N.A.

signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: April 10, 2018	By: /s/ Thomas E. Laursen Thomas E. Laursen Executive Vice President, General Counsel and Secretary